UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21128

Legg Mason Partners Variable Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 877-6LM-FUND/656-3863

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

ITEM 1.  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2022

CLEARBRIDGE

VARIABLE MID CAP

PORTFOLIO

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Portfolio objective

The Portfolio seeks long-term growth of capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Variable Mid Cap Portfolio for the twelve-month reporting period ended December 31, 2022. Please read on for a detailed look at prevailing economic and market conditions during the Portfolio’s reporting period and to learn how those conditions have affected Portfolio performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Market insights and commentaries from our portfolio managers and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2023

II	ClearBridge Variable Mid Cap Portfolio

Portfolio overview

Q. What is the Portfolio’s investment strategy?

A. The Portfolio seeks long-term growth of capital. Under normal circumstances, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The Portfolio may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies. The Portfolio may invest up to 25% of its net assets in foreign securities.

The Portfolio pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. We obtain market information about the universe of investment candidates and distill that information to select prospective investments. We then establish market-implied growth and return expectations based on current trading prices and challenge those expectations using our insight and proprietary analysis.

While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur, as evidenced by the disproportionate volatility of stock prices relative to publicly available information. We believe our disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Q. What were the overall market conditions during the Portfolio’s reporting period?

A. Equity markets took a defensive shift during the twelve-month reporting period ended December 31, 2022, resulting in a 18.11% decline in the S&P 500 Indexi. Cyclical and defensive value stocks led performance for much of the reporting period, with the Russell Mid Cap Value Indexii returning -12.03% and outperforming the Russell Mid Cap Growth Indexiii, which returned -26.72%. In the benchmark Russell Midcap Indexiv, rising interest rates created headwinds for long-duration growth stocks in the communication services (-45.65%), information technology (“IT”) (-29.91%), consumer discretionary (-25.22%) and health care (-19.26%) sectors investing to generate profits far into the future. Yield-sensitive real estate stocks (-25.08%) were also among the casualties of higher rates. Recession fears outweighed the benefits of higher rates for financials (-12.50%) and, combined with higher raw material and labor costs and supply chain disruptions, weighed on cyclical industrials (-14.82%) and materials (-9.32%) sectors. Deteriorating economic data drove relative outperformance of defensive utilities (+2.61%) and consumer staples (-1.00%) stocks. The clear winner, amid elevated oil and gas prices and an ongoing energy crisis in Europe, was the energy sector (+54.98%).

Higher-growth companies sold-off in early 2022 as rising inflation and a resilient labor market furthered the prospect of higher and more frequent rate hikes. Companies also faced increased supply chain disruptions and a further reduction in already-tight commodity inventories resulting from Russia’s invasion of Ukraine in February. Oil prices spiked, leading

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	1

Portfolio overview (cont’d)

to strong outperformance of the energy sector, while inflation continued to climb higher. The yield for the ten-year Treasury note rose from 1.63% to 2.33% in the first quarter of 2022.

The second quarter brought more of the same, with persistent inflation prompting central banks to take more hawkish stances. The Federal Reserve Board (the “Fed”) raised the federal funds rate by 50 basis points in May and 75 basis points in June. These hikes jarred financial markets, significantly compressing equity multiples, driving the Russell Midcap Index into a bear market. Defensive sectors led the market, along with the energy sector, while growth stocks sold-off, leading to 20%+ declines for the communication services, IT and consumer discretionary sectors. Concerns over companies’ ability to maintain current margins increased, as did the probability of a “hard landing” for the economy. The yield for the ten-year Treasury note rose to 3.01%.

A bear market rally followed in July, with investors bidding up growth stocks in particular in the hopes a policy-engineered recession would spur a reversal in Fed policy. Such hopes were disappointed in August when candid statements by Fed Chair Powell signaled the Fed’s intent to continue raising rates beyond previous targets, regardless of the economic consequences. Higher bond yields — the yield for the ten-year Treasury note rose to 3.83% in the third quarter of 2022 — helped strengthen the U.S. dollar, reducing overseas revenues for multinational companies. Emerging evidence of a slowing economy, which might prompt an early Fed pivot from its tightening regime, helped equities in October, along with some better-than-expected earnings. Yields nevertheless edged up, with the yield for the ten-year Treasury note ending the reporting period at 4.05%, up 250 basis points year over year, as the Fed signaled a higher-for-longer future for interest rates and a recession became the base case for 2023.

Equity markets capped off a tumultuous 2022 with positive returns in the fourth quarter. Signs of peaking inflation and evidence of slowing in the economy were a boost to investor optimism early in the quarter, in hopes that they would spur a change in the Fed’s policy of aggressive interest rate increases. However, while the Fed voted to end their streak of 75 basis point hikes in favor of a 50 basis point hike at their December meeting, Fed Chair Powell reiterated that the central bank still had more work to do in its fight against inflation. This dispelled the notion of a dovish policy pivot in the foreseeable future. These dashed hopes were replaced with concerns over corporate earnings and a growing possibility of recession, ultimately resulting in positive quarterly performance but little foresight into 2023. Yields declined from their highs in the third quarter to 3.88%, as investors grew more confident in a milder recession, but still ended the year 225 basis points higher than when the year began.

Q. How did we respond to these changing market conditions?

A. The Portfolio seeks to maintain a balance of companies with higher growth profiles as well as others with more attractive valuations by investing across all eleven sectors of the market. Our commitment to constantly improve the risk/reward of the portfolio kept us active during the reporting period in repositioning to capitalize on opportunities, operating

2	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

quickly by moving on from business models with uncertain visibility and into compounding, high return growth companies and more value-oriented names with quality fundamentals and clear paths to improvement to construct a portfolio that can work in many different market environments.

We found several opportunities within the IT sector during the reporting period, where rising rates and multiple compression resulted in exceptionally compelling entry points for stocks we believe have substantial long-term return potential. This included Aspen Technology, which develops software to optimize manufacturing operations and supply chain functions for industrial, engineering, energy and pharmaceutical companies. Aspen’s strong brand name and industry leadership, particularly within the oil and natural gas industry, have positioned it to be a long-term compounder. Another new addition, Everbridge, is a leader in critical event management software used to coordinate and disseminate information to keep employees safe in the event of an emergency. We believe that the company’s new CEO is refocusing the business on its flagship product by divesting ancillary product lines to the benefit of its long-term performance.

In light of market conditions during the reporting period, we revisited our theses for companies within the consumer discretionary sector with an aim to consolidate our exposure. For instance, we exited the Portfolio’s position in Chewy, an online pet products retailer and COVID-19 beneficiary, and used the proceeds from the sale to add to the Portfolio’s existing holding in Petco Health & Wellness. Petco’s initiative to transform its store locations to omnichannel locations offering services such as grooming, short-term pet boarding and veterinary clinics, as well as traditional toys and food products, offers greater upside potential for its share price. However, we also found exciting opportunities to add high quality growth names such as Five Below, a specialty value retailer for products including apparel, accessories, novelty items, décor and cosmetics among other products. The company has demonstrated significant store growth as well as the ability to maintain pricing power through the inclusion of higher priced merchandise. Ultimately, we feel that Five Below’s strong idiosyncratic drivers have been overly discounted as part of a broad pullback across the consumer discretionary sector and do not reflect the company’s compelling long-term prospects.

We also took advantage of volatility within the energy sector during the reporting period to increase the Portfolio’s exposure through our purchase of EQT, one of the lowest-cost producers of natural gas in the U.S., which stands to strengthen its balance sheet and position it as a leading supplier of natural gas to a world suffering from critically low energy reserves.

Rather than pick cyclical themes, our new additions have been driven by our bottom-up stock picking process. As market risks increase, so does the need for prudent active management and constant due diligence. While macroeconomic factors such as inflation and global trade do not dictate our investment decisions, we see them as informative inputs in our bottom-up, fundamental research. Amid this transition, we continue to drive returns

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	3

Portfolio overview (cont’d)

in the portfolio from stock selection and balance the portfolio across growth and value businesses. We continue to build an extensive watchlist of candidates and continually review our existing holdings to ensure our thesis for owning them remains compelling.

Performance review

For the twelve months ended December 31, 2022, Class I shares of ClearBridge Variable Mid Cap Portfolio1 returned -25.31%. The Portfolio’s unmanaged benchmark, the Russell Midcap Index, returned -17.32% for the same period. The Lipper Variable Mid-Cap Core Funds Category Averagev returned -13.16% over the same time frame.

Performance Snapshot as of December 31, 2022 (unaudited)
	6 months	12 months
ClearBridge Variable Mid Cap Portfolio:
Class I	0.51%	-25.31%
Class II	0.37%	-25.51%
Russell Midcap Index	5.43%	-17.32%
Lipper Variable Mid-Cap Core Funds Category Average	5.90%	-13.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Portfolio expenses. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Portfolio performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Portfolio’s current prospectus dated May 1, 2022, the gross total annual fund operating expense ratios for Class I and Class II shares were 0.82% and 1.07%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. In absolute terms, the Portfolio had positive performance in two of the eleven sectors in which it was invested for the reporting period, with positive contributions to returns coming from the consumer staples and energy sectors.

1

The Portfolio is an underlying investment option of various variable annuity and variable life insurance products. The Portfolio’s performance returns do not reflect the deduction of expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Portfolio. Past performance is no guarantee of future results.

4	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

Relative to the benchmark, stock selection in the IT, consumer staples and communication services sectors, an overweight allocation to the consumer staples sector and underweight allocations to the communication services and real estate sectors had positive impacts on returns.

In terms of individual Portfolio holdings, leading contributors to performance included Arch Capital in the financials sector, Performance Food Group and Casey’s General Stores in the consumer staples sector, Pioneer Natural Resources in the energy sector and WillScot Mobile Mini in the industrials sector.

Q. What were the leading detractors from performance?

A. In absolute terms, the Portfolio had negative performance in nine of the eleven sectors in which it was invested for the reporting period, with the greatest detractors coming from the health care, consumer discretionary, industrials and IT sectors.

Relative to the benchmark, overall stock selection and sector allocation effects detracted from performance for the reporting period. Specifically, stock selection in the health care, consumer discretionary, industrials, energy and materials sectors as well as underweight allocations to the energy and utilities sectors negatively impacted returns.

In terms of individual Portfolio holdings, leading detractors from performance included positions in Carvana and Aptiv in the consumer discretionary sector, Syneos Health and Maravai LifeSciences in the health care sector and Marvell Technology in the IT sector.

Q. Were there any significant changes to the Portfolio during the reporting period?

A. There were a number of Portfolio positions bought and sold over the course of the reporting period. The largest new holdings introduced during the period included Workiva and Bentley Systems in the IT sector, Coty in the consumer staples sector, Etsy in the consumer discretionary sector and Houlihan Lokey in the financials sector. The largest positions sold during the reporting period included Clarivate in the industrials sector, Ball in the materials sector, Catalent in the health care sector and Service Corporation and Carvana in the consumer discretionary sector.

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	5

Portfolio overview (cont’d)

Thank you for your investment in ClearBridge Variable Mid Cap Portfolio. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Portfolio’s investment goals.

Sincerely,

Brian M. Angerame

Portfolio Manager

ClearBridge Investments, LLC

Matthew Lilling, CFA

Portfolio Manager

ClearBridge Investments, LLC

January 13, 2023

RISKS: The Portfolio invests in equity securities, which are subject to price and market fluctuations. Mid-cap stocks may be more volatile than large-cap stocks. Foreign investments are subject to special risks, including currency fluctuations, and political, social and economic uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Please see the Portfolio’s prospectus for a more complete discussion of these and other risks and the Portfolio’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Portfolio’s top ten holdings (as a percentage of net assets) as of December 31, 2022 were: WillScot Mobile Mini Holdings Corp. (3.6%), Performance Food Group Co. (3.1%), Pioneer Natural Resources Co. (3.1%), Ashland Inc. (2.9%), Regal Rexnord Corp. (2.8%), API Group Corp. (2.7%), Aptiv PLC (2.6%), Arch Capital Group Ltd. (2.5%), Vertiv Holdings Co. (2.5%) and Hartford Financial Services Group Inc. (2.5%). Please refer to pages 13 through 16 for a list and percentage breakdown of the Portfolio’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should

6	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

consult their financial professional. The Portfolio’s top five sector holdings (as a percentage of net assets) as of December 31, 2022 were: information technology (19.0%), industrials (17.6%), financials (13.1%), consumer discretionary (10.2%) and health care (9.6%). The Portfolio’s composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of the stocks of 500 leading companies, and is generally representative of the performance of larger companies in the U.S.

ii

The Russell Midcap Value Index consists of stocks in the Russell Midcap Index with the highest composite value scores based on price-to-book ratios, earnings growth forecasts and sales per share growth. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities).

iii	The Russell Midcap Growth Index measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

iv

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000 Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. equity market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[v]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 63 funds for the six-month period and among the 63 funds for the twelve-month period in the Portfolio’s Lipper category.

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	7

Portfolio at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Portfolio’s investments as of December 31, 2022 and December 31, 2021. The Portfolio is actively managed. As a result, the composition of the Portfolio’s investments is subject to change at any time.

8	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

Portfolio expenses (unaudited)

Example

As a shareholder of the Portfolio, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on July 1, 2022 and held for the six months ended December 31, 2022.

Actual expenses

The table below titled “Based on actual total return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on hypothetical total return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare the 5.00% hypothetical example relating to the Portfolio with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class I	0.51%	$1,000.00	$1,005.10	0.82%	$4.14	Class I	5.00%	$1,000.00	$1,021.07	0.82%	$4.18
Class II	0.37	1,000.00	1,003.70	1.07	5.40	Class II	5.00	1,000.00	1,019.81	1.07	5.45

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	9

Portfolio expenses (unaudited) (cont’d)

[1]	For the six months ended December 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

10	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

Portfolio performance (unaudited)

Average annual total returns[1]
	Class I	Class II
Twelve Months Ended 12/31/22	-25.31%	-25.51%
Five Years Ended 12/31/22	5.22	4.95
Ten Years Ended 12/31/22	9.22	8.95

Cumulative total returns[1]
Class I (12/31/12 through 12/31/22)	141.67%
Class II (12/31/12 through 12/31/22)	135.68

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	11

Portfolio performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class I Shares of ClearBridge Variable Mid Cap Portfolio vs. Russell Midcap Index† — December 2012 - December 2022

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class I shares of ClearBridge Variable Mid Cap Portfolio on December 31, 2012, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Russell Midcap Index. The Russell Midcap Index (the “Index”) measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 31% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Index is unmanaged and is not subject to the same management and trading expenses as a fund. Please note that an investor cannot invest directly in an index. The performance of the Portfolio’s other class may be greater or less than the Class I shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other class.

12	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

Schedule of investments

December 31, 2022

ClearBridge Variable Mid Cap Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Common Stocks — 97.6%
Communication Services — 3.0%
Entertainment — 3.0%
Endeavor Group Holdings Inc., Class A Shares	156,000	$ 3,516,240	*
Live Nation Entertainment Inc.	41,700	2,908,158	*
Total Communication Services		6,424,398
Consumer Discretionary — 10.2%
Auto Components — 2.5%
Aptiv PLC	58,800	5,476,044	*
Hotels, Restaurants & Leisure — 1.4%
Expedia Group Inc.	33,500	2,934,600	*
Internet & Direct Marketing Retail — 1.6%
Etsy Inc.	27,800	3,329,884	*
Leisure Products — 1.6%
Hasbro Inc.	57,400	3,501,974
Specialty Retail — 3.1%
Five Below Inc.	12,600	2,228,562	*
Petco Health & Wellness Co. Inc.	118,600	1,124,328	*
Ross Stores Inc.	28,400	3,296,388
Total Specialty Retail		6,649,278
Total Consumer Discretionary		21,891,780
Consumer Staples — 7.1%
Food & Staples Retailing — 5.0%
Casey’s General Stores Inc.	18,000	4,038,300
Performance Food Group Co.	114,000	6,656,460	*
Total Food & Staples Retailing		10,694,760
Personal Products — 2.1%
Coty Inc., Class A Shares	533,200	4,564,192	*
Total Consumer Staples		15,258,952
Energy — 4.4%
Energy Equipment & Services — 0.5%
Baker Hughes Co.	37,300	1,101,469
Oil, Gas & Consumable Fuels — 3.9%
EQT Corp.	52,800	1,786,224
Pioneer Natural Resources Co.	29,000	6,623,310
Total Oil, Gas & Consumable Fuels		8,409,534
Total Energy		9,511,003
Financials — 13.1%
Banks — 4.3%
Fifth Third Bancorp	48,500	1,591,285

See Notes to Financial Statements.

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	13

Schedule of investments (cont’d)

December 31, 2022

ClearBridge Variable Mid Cap Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Banks — continued
First Republic Bank	35,300	$4,302,717
Western Alliance Bancorp	57,300	3,412,788
Total Banks		9,306,790
Capital Markets — 2.5%
Blue Owl Capital Inc.	228,100	2,417,860
Houlihan Lokey Inc.	34,600	3,015,736
Total Capital Markets		5,433,596
Insurance — 5.0%
Arch Capital Group Ltd.	86,100	5,405,358	*
Hartford Financial Services Group Inc.	69,600	5,277,768
Total Insurance		10,683,126
Mortgage Real Estate Investment Trusts (REITs) — 1.3%
Starwood Property Trust Inc.	148,200	2,716,506
Total Financials		28,140,018
Health Care — 9.6%
Biotechnology — 1.0%
Horizon Therapeutics PLC	18,700	2,128,061	*
Health Care Technology — 1.5%
Definitive Healthcare Corp.	92,300	1,014,377	*
Doximity Inc., Class A Shares	64,600	2,167,976	*
Total Health Care Technology		3,182,353
Life Sciences Tools & Services — 7.1%
Avantor Inc.	179,400	3,783,546	*
Bio-Techne Corp.	42,200	3,497,536
ICON PLC	19,200	3,729,600	*
Maravai LifeSciences Holdings Inc., Class A Shares	114,100	1,632,771	*
Syneos Health Inc.	72,300	2,651,964	*
Total Life Sciences Tools & Services		15,295,417
Total Health Care		20,605,831
Industrials — 17.6%
Building Products — 4.7%
Advanced Drainage Systems Inc.	19,400	1,590,218
Masonite International Corp.	41,300	3,329,193	*
Resideo Technologies Inc.	188,100	3,094,245	*
Zurn Elkay Water Solutions Corp.	97,400	2,060,010
Total Building Products		10,073,666
Construction & Engineering — 6.2%
API Group Corp.	309,600	5,823,576	*
WillScot Mobile Mini Holdings Corp.	169,200	7,642,764	*
Total Construction & Engineering		13,466,340

See Notes to Financial Statements.

14	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

ClearBridge Variable Mid Cap Portfolio

(Percentages shown based on Portfolio net assets)

Security	Shares	Value
Electrical Equipment — 5.3%
Regal Rexnord Corp.	49,877	$5,984,242
Vertiv Holdings Co.	392,300	5,358,818
Total Electrical Equipment		11,343,060
Machinery — 1.4%
RBC Bearings Inc.	14,200	2,972,770	*
Total Industrials		37,855,836
Information Technology — 19.0%
Electronic Equipment, Instruments & Components — 5.7%
CDW Corp.	22,000	3,928,760
Keysight Technologies Inc.	28,200	4,824,174	*
Teledyne Technologies Inc.	8,700	3,479,217	*
Total Electronic Equipment, Instruments & Components		12,232,151
Semiconductors & Semiconductor Equipment — 3.2%
Marvell Technology Inc.	80,400	2,978,016
ON Semiconductor Corp.	34,800	2,170,476	*
SolarEdge Technologies Inc.	6,500	1,841,255	*
Total Semiconductors & Semiconductor Equipment		6,989,747
Software — 10.1%
Aspen Technology Inc.	9,902	2,033,871	*
Bentley Systems Inc., Class B Shares	86,200	3,185,952
Black Knight Inc.	67,200	4,149,600	*
Everbridge Inc.	61,500	1,819,170	*
NCR Corp.	140,000	3,277,400	*
Splunk Inc.	27,900	2,401,911	*
Workiva Inc.	56,300	4,727,511	*
Total Software		21,595,415
Total Information Technology		40,817,313
Materials — 4.2%
Chemicals — 4.2%
Ashland Inc.	58,700	6,312,011
Sensient Technologies Corp.	36,600	2,668,872
Total Materials		8,980,883
Real Estate — 4.8%
Equity Real Estate Investment Trusts (REITs) — 4.8%
Alexandria Real Estate Equities Inc.	30,600	4,457,502
Americold Realty Trust Inc.	88,500	2,505,435
Sun Communities Inc.	22,600	3,231,800
Total Real Estate		10,194,737

See Notes to Financial Statements.

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	15

Schedule of investments (cont’d)

December 31, 2022

ClearBridge Variable Mid Cap Portfolio

(Percentages shown based on Portfolio net assets)

Security		Shares	Value
Utilities — 4.6%
Electric Utilities — 1.6%
Eversource Energy		41,100	$3,445,824
Multi-Utilities — 3.0%
Ameren Corp.		49,400	4,392,648
DTE Energy Co.		17,700	2,080,281
Total Multi-Utilities			6,472,929
Total Utilities			9,918,753
Total Investments before Short-Term Investments (Cost — $166,601,926)			209,599,504

	Rate
Short-Term Investments — 2.4%
JPMorgan 100% U.S. Treasury Securities Money Market Fund, Institutional Class	3.845%	4,052,055	4,052,055	(a)
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	4.024%	1,013,014	1,013,014	(a)(b)
Total Short-Term Investments (Cost — $5,065,069)			5,065,069
Total Investments — 100.0% (Cost — $171,666,995)			214,664,573
Other Assets in Excess of Liabilities — 0.0%††			60,317
Total Net Assets — 100.0%			$214,724,890

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	Rate shown is one-day yield as of the end of the reporting period.

(b)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Portfolio ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Portfolio. At December 31, 2022, the total market value of investments in Affiliated Companies was $1,013,014 and the cost was $1,013,014 (Note 8).

See Notes to Financial Statements.

16	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

Statement of assets and liabilities

December 31, 2022

Assets:
Investments in unaffiliated securities, at value (Cost — $170,653,981)	$213,651,559
Investments in affiliated securities, at value (Cost — $1,013,014)	1,013,014
Dividends receivable from unaffiliated investments	245,897
Receivable for Portfolio shares sold	48,031
Dividends receivable from affiliated investments	4,986
Prepaid expenses	907
Total Assets	214,964,394

Liabilities:
Investment management fee payable	137,705
Service and/or distribution fees payable	27,951
Payable for Portfolio shares repurchased	26,147
Fund accounting fees payable	22,684
Trustees’ fees payable	3,814
Accrued expenses	21,203
Total Liabilities	239,504
Total Net Assets	$214,724,890

Net Assets:
Par value (Note 7)	$106
Paid-in capital in excess of par value	170,999,495
Total distributable earnings (loss)	43,725,289
Total Net Assets	$214,724,890

Net Assets:
Class I	$84,253,299
Class II	$130,471,591

Shares Outstanding:
Class I	4,138,171
Class II	6,468,358

Net Asset Value:
Class I	$20.36
Class II	$20.17

See Notes to Financial Statements.

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	17

Statement of operations

For the Year Ended December 31, 2022

Investment Income:
Dividends from unaffiliated investments	$2,449,672
Dividends from affiliated investments	27,018
Total Investment Income	2,476,690

Expenses:
Investment management fee (Note 2)	1,742,523
Service and/or distribution fees (Notes 2 and 5)	361,237
Fund accounting fees	68,889
Legal fees	32,424
Audit and tax fees	27,731
Trustees’ fees	19,914
Shareholder reports	4,341
Transfer agent fees (Note 5)	2,616
Commitment fees (Note 9)	1,499
Custody fees	1,482
Insurance	1,157
Miscellaneous expenses	5,074
Total Expenses	2,268,887
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(1,054)
Net Expenses	2,267,833
Net Investment Income	208,857

Realized and Unrealized Gain (Loss)on Investments (Notes 1 and 3):
Net Realized Gain From Unaffiliated Investment Transactions	9,856,061
Change in Net Unrealized Appreciation (Depreciation) From Unaffiliated Investments	(84,378,877)
Net Loss on Investments	(74,522,816)
Decrease in Net Assets From Operations	$(74,313,959)

See Notes to Financial Statements.

18	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2022	2021

Operations:
Net investment income (loss)	$208,857	$(234,832)
Net realized gain	9,856,061	33,008,186
Change in net unrealized appreciation (depreciation)	(84,378,877)	35,659,502
Increase (Decrease) in Net Assets From Operations	(74,313,959)	68,432,856

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(14,622,953)	(33,586,271)
Decrease in Net Assets From Distributions to Shareholders	(14,622,953)	(33,586,271)

Portfolio Share Transactions (Note 7):
Net proceeds from sale of shares	36,747,495	32,628,756
Reinvestment of distributions	14,622,953	33,586,271
Cost of shares repurchased	(56,635,252)	(39,279,348)
Increase (Decrease) in Net Assets From Portfolio Share Transactions	(5,264,804)	26,935,679
Increase (Decrease) in Net Assets	(94,201,716)	61,782,264

Net Assets:
Beginning of year	308,926,606	247,144,342
End of year	$214,724,890	$308,926,606

See Notes to Financial Statements.

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$29.31	$25.62	$22.60	$17.26	$20.23

Income (loss) from operations:
Net investment income	0.06	0.02	0.05	0.10	0.08
Net realized and unrealized gain (loss)	(7.50)	7.18	3.33	5.58	(2.59)
Total income (loss) from operations	(7.44)	7.20	3.38	5.68	(2.51)

Less distributions from:
Net investment income	(0.08)	(0.01)	(0.06)	(0.13)	(0.10)
Net realized gains	(1.43)	(3.50)	(0.30)	(0.21)	(0.36)
Total distributions	(1.51)	(3.51)	(0.36)	(0.34)	(0.46)

Net asset value, end of year	$20.36	$29.31	$25.62	$22.60	$17.26
Total return[2]	(25.31)%	28.71%	15.35%	32.95%	(12.52)%

Net assets, end of year (000s)	$84,253	$105,777	$83,084	$68,246	$50,796

Ratios to average net assets:
Gross expenses	0.82%	0.82%	0.85%	0.84%	0.86%
Net expenses[3,4]	0.82	0.82	0.85	0.84	0.85
Net investment income	0.26	0.08	0.26	0.48	0.40

Portfolio turnover rate	32%	24%	54%	23%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[3]	Reflects fee waivers and/or expense reimbursements.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

20	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class II Shares[1]	2022	2021	2020	2019	2018

Net asset value, beginning of year	$29.05	$25.48	$22.48	$17.17	$20.12

Income (loss) from operations:
Net investment income (loss)	(0.00) [2]	(0.05)	0.00 [2]	0.05	0.03
Net realized and unrealized gain (loss)	(7.43)	7.13	3.31	5.55	(2.58)
Total income (loss) from operations	(7.43)	7.08	3.31	5.60	(2.55)

Less distributions from:
Net investment income	(0.02)	(0.01)	(0.01)	(0.08)	(0.04)
Net realized gains	(1.43)	(3.50)	(0.30)	(0.21)	(0.36)
Total distributions	(1.45)	(3.51)	(0.31)	(0.29)	(0.40)

Net asset value, end of year	$20.17	$29.05	$25.48	$22.48	$17.17
Total return[3]	(25.51)%	28.38%	15.10%	32.65%	(12.80)%

Net assets, end of year (000s)	$130,472	$203,150	$164,060	$166,339	$88,901

Ratios to average net assets:
Gross expenses	1.07%	1.07%	1.10%	1.09%	1.11%
Net expenses[4,5]	1.07	1.07	1.10	1.09	1.10
Net investment income (loss)	(0.01)	(0.17)	0.01	0.24	0.13

Portfolio turnover rate	32%	24%	54%	23%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Past performance is no guarantee of future results.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class II shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

See Notes to Financial Statements.

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Variable Mid Cap Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The Portfolio follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Portfolio’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Portfolio’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making

22	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Portfolio’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	23

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Portfolio’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks†	$209,599,504	—	—	$209,599,504
Short-Term Investments†	5,065,069	—	—	5,065,069
Total Investments	$214,664,573	—	—	$214,664,573

†	See Schedule of Investments for additional detailed categorizations.

(b) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Portfolio determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Portfolio is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Portfolio to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Portfolio’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Portfolio

24	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Portfolio has an arrangement with its custodian bank whereby a portion of the custodian’s fees are paid indirectly by credits earned on the Portfolio’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Portfolio’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Portfolio intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Portfolio’s financial statements.

Management has analyzed the Portfolio’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2022, no provision for income tax is required in the Portfolio’s financial statements. The Portfolio’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$89,733	$(89,733)

(a)	Reclassifications are due to differences between actual and estimated information for the prior year related to the Fund’s investments in REITs.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Portfolio’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Portfolio’s subadviser. Western Asset Management Company, LLC (“Western Asset”) manages the portion of the Portfolio’s cash and short-term instruments allocated to it. LMPFA, ClearBridge and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

Under the investment management agreement, the Portfolio pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.700
Next $3 billion	0.650
Next $5 billion	0.600
Over $10 billion	0.550

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	25

Notes to financial statements (cont’d)

LMPFA provides administrative and certain oversight services to the Portfolio. LMPFA delegates to the subadviser the day-to-day portfolio management of the Portfolio, except for the management of the portion of the Portfolio’s cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays ClearBridge a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Portfolio. For Western Asset’s services to the Portfolio, LMPFA pays Western Asset monthly 0.02% of the portion of the Portfolio’s average daily net assets that are allocated to Western Asset by LMPFA.

As a result of expense limitation arrangements between the Portfolio and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I and Class II shares did not exceed 0.85% and 1.10%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2024 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Portfolio’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended December 31, 2022, fees waived and/or expenses reimbursed amounted to $1,054, all of which was an affiliated money market fund waiver.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Portfolio, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Franklin Templeton Investor Services, LLC (“Investor Services”) serves as the Portfolio’s shareholder servicing agent and acts as the Portfolio’s transfer agent and dividend-paying agent. Investor Services is an indirect, wholly-owned subsidiary of Franklin Resources. Franklin Distributors, LLC (“Franklin Distributors”) serves as the Portfolio’s sole and exclusive distributor. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$72,782,924
Sales	88,339,577

26	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

At December 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Securities	$172,480,031	$56,393,978	$(14,209,436)	$42,184,542

4. Derivative instruments and hedging activities

During the year ended December 31, 2022, the Portfolio did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Portfolio has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Portfolio pays service and/or distribution fees with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2022, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class I	—	$689
Class II	$361,237	1,927
Total	$361,237	$2,616

For the year ended December 31, 2022, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class I	$405
Class II	649
Total	$1,054

6. Distributions to shareholders by class

	Year Ended December 31, 2022	Year Ended December 31, 2021
Net Investment Income:
Class I	$315,792	$24,967
Class II	134,216	50,037
Total	$450,008	$75,004

Net Realized Gains:
Class I	$5,428,398	$11,256,114
Class II	8,744,547	22,255,153
Total	$14,172,945	$33,511,267

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	27

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At December 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Portfolio has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class I
Shares sold	568,659	$13,083,153	368,324	$10,821,105
Shares issued on reinvestment	281,701	5,744,190	393,459	11,281,081
Shares repurchased	(320,706)	(7,857,043)	(396,504)	(11,475,952)
Net increase	529,654	$10,970,300	365,279	$10,626,234

Class II
Shares sold	1,016,351	$23,664,342	737,755	$21,807,651
Shares issued on reinvestment	439,784	8,878,763	784,441	22,305,190
Shares repurchased	(1,980,188)	(48,778,209)	(969,063)	(27,803,396)
Net increase (decrease)	(524,053)	$(16,235,104)	553,133	$16,309,445

8. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Portfolio owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Portfolio. The following company was considered an affiliated company for all or some portion of the year ended December 31, 2022. The following transactions were effected in such company for the year ended December 31, 2022.

	Affiliate Value at December 31, 2021	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	$1,737,050	$11,107,080	11,107,080	$11,831,116	11,831,116

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$27,018	—	$1,013,014

28	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

9. Redemption facility

On February 4, 2022, the Portfolio, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 2, 2024.

Under the terms of the Global Credit Facility, the Portfolio shall, in addition to interest charged on any borrowings made by the Portfolio and other costs incurred by the Portfolio, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Portfolio did not utilize the Global Credit Facility during the year ended December 31, 2022.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2022	2021
Distributions paid from:
Ordinary income	$1,527,506	$4,425,031
Net long-term capital gains	13,095,447	29,161,240
Total distributions paid	$14,622,953	$33,586,271

As of December 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$57,142
Undistributed long-term capital gains — net	1,498,721
Total undistributed earnings	$1,555,863
Other book/tax temporary differences(a)	(15,116)
Unrealized appreciation (depreciation)(b)	42,184,542
Total distributable earnings (loss) — net	$43,725,289

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

11. Recent accounting pronouncements

In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2022-03, Fair Value Measurement (Topic 820) – Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore,

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	29

Notes to financial statements (cont’d)

should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management has reviewed the requirements and believes that the adoption of the ASU will not have a material impact on the financial statements.

*  *  *

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Portfolio’s investments, impair the Portfolio’s ability to satisfy redemption requests, and negatively impact the Portfolio’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Portfolio by its service providers.

*  *  *

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Portfolio will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

30	ClearBridge Variable Mid Cap Portfolio 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Variable Equity Trust and Shareholders of ClearBridge Variable Mid Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Variable Mid Cap Portfolio (one of the portfolios constituting Legg Mason Partners Variable Equity Trust, referred to hereafter as the “Portfolio”) as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 13, 2023

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

ClearBridge Variable Mid Cap Portfolio 2022 Annual Report	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Variable Mid Cap Portfolio (the “Portfolio”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Franklin Templeton, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Portfolio is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Portfolio at 877-6LM-FUND/656-3863.

Independent Trustees†

Paul R. Ades

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Andrew L. Breech

Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Althea L. Duersten

Year of birth	1951
Position(s) with Trust	Trustee and Chair of the Board
Term of office[1] and length of time served[2]	Since 2014 (Chair of the Board since 2021)
Principal occupation(s) during the past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (2007 to 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Formerly, Non-Executive Director, Rokos Capital Management LLP (2019 to 2020)

32	ClearBridge Variable Mid Cap Portfolio

Independent Trustees† (cont’d)

Stephen R. Gross

Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during the past five years	Chairman Emeritus (since 2011) and formerly, Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1979 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Partners, LLC (since 2014); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Susan M. Heilbron

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during the past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); Senior Vice President, New York State Urban Development Corporation (1984 to 1986); Associate, Cravath, Swaine & Moore LLP (1980 to 1984 and 1977 to 1979)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

ClearBridge Variable Mid Cap Portfolio	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

Robin J. W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director of HSBC Managed Portfolios Limited and HSBC Specialist Funds Limited (since 2020); formerly, Director of Cheyne Capital International Limited (investment advisory firm) (2005 to 2020); Director/ Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

Ken Miller

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	None

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired, Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of Legg Mason funds consisting of 57 portfolios; Director/Trustee of the Royce Family of Funds consisting of 16 portfolios
Other board memberships held by Trustee during the past five years	Formerly, Director of TICC Capital Corp. (2003 to 2017)

34	ClearBridge Variable Mid Cap Portfolio

Independent Trustees† (cont’d)

Thomas F. Schlafly

Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during the past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Senior Counsel (since 2017) and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during the past five years	Director, CNB St. Louis Bank (since 2020); formerly, Director, Citizens National Bank of Greater St. Louis (2006 to 2020)

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 127 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee	127
Other board memberships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

ClearBridge Variable Mid Cap Portfolio	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Marc A. De Oliveira Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1971
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Thomas C. Mandia Franklin Templeton 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

36	ClearBridge Variable Mid Cap Portfolio

Additional Officers (cont’d)

Christopher Berarducci Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2014 and 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly Franklin Templeton 280 Park Avenue, 8th Floor, New York, NY 10017

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Portfolio within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Portfolio, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

ClearBridge Variable Mid Cap Portfolio	37

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Portfolio is required to be furnished to shareholders with respect to income earned and distributions paid during its fiscal year.

The Portfolio hereby reports the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended December 31, 2022:

	Pursuant to:		Amount Reported
Long-Term Capital Gain Dividends Distributed	§	852(b)(3)(C)	$13,095,447
Income Eligible for Dividends Received Deduction (DRD)	§	854(b)(1)(A)	$2,196,623

38	ClearBridge Variable Mid Cap Portfolio

ClearBridge

Variable Mid Cap Portfolio

Trustees

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Chair

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Franklin Distributors, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Franklin Templeton Investor Services, LLC

3344 Quality Drive

Rancho Cordova, CA 95670-7313

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Variable Mid Cap Portfolio

The Portfolio is a separate investment series of Legg Mason Partners Variable Equity Trust, a Maryland statutory trust.

ClearBridge Variable Mid Cap Portfolio

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Portfolio at 877-6LM-FUND/656-3863.

Information on how the Portfolio voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Portfolio uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Portfolio at 877-6LM-FUND/656-3863, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Variable Mid Cap Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by a current prospectus.

Investors should consider the Portfolio’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Portfolio. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

Legg Mason Funds Privacy and Security Notice

Your Privacy Is Our Priority

Franklin Templeton* is committed to safeguarding your personal information. This notice is designed to provide you with a summary of the non-public personal information Franklin Templeton may collect and maintain about current or former individual investors; our policy regarding the use of that information; and the measures we take to safeguard the information. We do not sell individual investors’ non-public personal information to anyone and only share it as described in this notice.

Information We Collect

When you invest with us, you provide us with your non-public personal information. We collect and use this information to service your accounts and respond to your requests. The non-public personal information we may collect falls into the following categories:

•

Information we receive from you or your financial intermediary on applications or other forms, whether we receive the form in writing or electronically. For example, this information may include your name, address, tax identification number, birth date, investment selection, beneficiary information, and your personal bank account information and/or email address if you have provided that information.

•

Information about your transactions and account history with us, or with other companies that are part of Franklin Templeton, including transactions you request on our website or in our app. This category also includes your communications to us concerning your investments.

•	Information we receive from third parties (for example, to update your address if you move, obtain or verify your email address or obtain additional information to verify your identity).

•

Information collected from you online, such as your IP address or device ID and data gathered from your browsing activity and location. (For example, we may use cookies to collect device and browser information so our website recognizes your online preferences and device information.) Our website contains more information about cookies and similar technologies and ways you may limit them.

•	Other general information that we may obtain about you such as demographic information.

Disclosure Policy

To better service your accounts and process transactions or services you requested, we may share non-public personal information with other Franklin Templeton companies. From time to time we may also send you information about products/services offered by other Franklin Templeton companies although we will not share your non-public personal information with these companies without first offering you the opportunity to prevent that sharing.

We will only share non-public personal information with outside parties in the limited circumstances permitted by law. For example, this includes situations where we need to share information with companies who work on our behalf to service or maintain your account or process transactions you requested, when the disclosure is to companies assisting us with our own marketing efforts, when the disclosure is to a party representing you, or when required by law (for example, in response to legal process). Additionally, we will ensure that any outside

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

companies working on our behalf, or with whom we have joint marketing agreements, are under contractual obligations to protect the confidentiality of your information, and to use it only to provide the services we asked them to perform.

Confidentiality and Security

Our employees are required to follow procedures with respect to maintaining the confidentiality of our investors’ non-public personal information. Additionally, we maintain physical, electronic and procedural safeguards to protect the information. This includes performing ongoing evaluations of our systems containing investor information and making changes when appropriate.

At all times, you may view our current privacy notice on our website at franklintempleton.com or contact us for a copy at (800) 632-2301.

*For purposes of this privacy notice Franklin Templeton shall refer to the following entities:

Fiduciary Trust International of the South (FTIOS), as custodian for individual retirement plans Franklin Advisers, Inc.

Franklin Distributors, LLC, including as program manager of the Franklin Templeton 529 College Savings Plan and the NJBEST 529 College Savings Plan

Franklin Mutual Advisers, LLC

Franklin, Templeton and Mutual Series Funds

Franklin Templeton Institutional, LLC

Franklin Templeton Investments Corp., Canada

Franklin Templeton Investments Management, Limited UK

Franklin Templeton Portfolio Advisors, Inc.

Legg Mason Funds serviced by Franklin Templeton Investor Services, LLC

Templeton Asset Management, Limited

Templeton Global Advisors, Limited

Templeton Investment Counsel, LLC

If you are a customer of other Franklin Templeton affiliates and you receive notices from them, you will need to read those notices separately.

NOT PART OF THE ANNUAL REPORT

www.franklintempleton.com

© 2023 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

FDXX010540 2/23 SR23-4585

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Stephen R. Gross as the Audit Committee’s financial expert. Stephen R. Gross is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2021 and December 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $379,280 in December 31, 2021 and $349,206 in December 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2021 and $0 in December 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $159,250 in December 31, 2021 and $149,250 in December 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Variable Equity Trust., were $0 in December 31, 2021 and $0 in December 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Variable Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Variable Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Variable Equity Trust during the reporting period were $1,558,348 in December 31, 2021 and $785,604 in December 31, 2022.

(h) Yes. Legg Mason Partners Variable Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Variable Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

(i) Not applicable.

(j) Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Althea L. Duersten

Stephen R. Gross

Susan M. Heilbron

Arnold L. Lehman

Robin J. W. Masters

Ken Miller

G. Peter O’Brien

Thomas F. Schlafly

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 17, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 17, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	February 17, 2023